SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 6, 1999





                           PAMIDA HOLDINGS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




                  Delaware                 1-10619          47-0696125
        ----------------------------     ------------     --------------
        (State or other jurisdiction     (Commission      (IRS Employer
              of incorporation)          File Number)     Identification
                                                             Number)




    8800 "F" Street, Omaha, Nebraska                     68127
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(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code: (402)339-2400



ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     On July 6, 1999, a change in control of the registrant occurred. The following information relates to such change of control:

     1. Pursuant to a tender offer for all of the outstanding shares of Common Stock of the registrant provided for in an Agreement and Plan of Merger dated as of May 10, 1999, by and among ShopKo Stores, Inc. ("ShopKo"), ShopKo Merger Corp. ("Merger Corp."), and the registrant (the "Merger Agreement"), which tender offer commenced on May 17, 1999, Merger Corp., a wholly owned subsidiary of ShopKo, on July 6, 1999, purchased approximately 98% of the outstanding shares of Common Stock of the registrant from various holders of such shares for a cash purchase price of $11.50 per share. On July 6, 1999, Merger Corp. also purchased from 399 Venture Partners, Inc., pursuant to a Stockholder and Purchase Agreement dated as of May 10, 1999, 3,050,473 shares of Nonvoting Common Stock of the registrant for a cash purchase price of $11.50 per share (100% of the outstanding shares of Nonvoting Common Stock).

     2. The name of the person who acquired control of the registrant is ShopKo Stores, Inc.

     3. The aggregate amount of the consideration paid by Merger Corp. for such shares of Common Stock of the registrant was approximately $67,950,000. The source of such consideration was cash provided by ShopKo from its funds on hand.

     4. On July 9, 1999, Merger Corp. merged with and into the registrant (the "Merger"), with the registrant being the surviving corporation in the Merger. As a result of the Merger, ShopKo now owns 100% of the outstanding capital stock of the registrant.

     5. The basis for control of the registrant by ShopKo is ShopKo's ownership of 100% of the outstanding shares of Common Stock of the registrant as a result of such tender offer and the Merger. The Common Stock of the registrant is the only voting security of the registrant which is outstanding.

     6. Prior to the purchase of shares of Common Stock of the registrant by Merger Corp. described above, the shares of Common Stock of the registrant were listed and traded on the American Stock Exchange. To the best knowledge of the registrant, prior to such purchase by Merger Corp. no stockholder of the registrant owned more than approximately 15.1% of the outstanding shares of Common Stock of the registrant, and the registrant was controlled by its board of directors.

     7. Pursuant to the Merger Agreement, as a result of the Merger, designees of ShopKo now compose the board of directors of the registrant.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

          (1) 2.1 Agreement and Plan of Merger dated as of May 10, 1999, by and among ShopKo Stores, Inc., ShopKo Merger Corp., and Pamida Holdings Corporation

----------------

     (1) Filed as an exhibit to the Schedule 14D-9 filed by the registrant on May 17, 1999, with respect to the transactions described in this Form 8-K and incorporated herein by this reference.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Date:  July 9, 1999.

                                        PAMIDA HOLDINGS CORPORATION

                                        By: \s\George R. Mihalko
                                            -------------------------
                                            George R. Mihalko, Senior
                                            Vice President and Chief
                                            Financial Officer


                           Pamida Holdings Corporation

                                    Form 8-K

                                  Exhibit Index



          (1) 2.1 Agreement and Plan of Merger dated as of May 10, 1999, by and among ShopKo Stores, Inc., ShopKo Merger Corp., and Pamida Holdings Corporation

----------------

     (1) Filed as an exhibit to the Schedule 14D-9 filed by the registrant on May 17, 1999, with respect to the transactions described in this Form 8-K and incorporated herein by this reference.